Exhibit 99.1

December 15, 2025

Zoetis Announces Proposed $1.75 Billion Convertible Senior Notes Offering

Substantially All Net Proceeds Expected to Be Used to Repurchase Common Stock and for Capped Call Transactions

PARSIPPANY, N.J.—(BUSINESS WIRE)— Zoetis Inc. (NYSE: ZTS) (the “Company” or “Zoetis”) today announced that, subject to market conditions, it intends to offer $1.75 billion aggregate principal amount of convertible senior notes due 2029 (the “Notes”) in a private offering to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”). Zoetis also intends to grant the initial purchasers of the Notes an option to purchase, for settlement within a 13-day period beginning on, and including, the date on which the Notes are first issued, up to an additional $250 million aggregate principal amount of Notes.

Zoetis intends to use the net proceeds from the offering (i) to fund the cost of the capped call transactions described below; (ii) to purchase shares of Zoetis’ common stock, par value $0.01 per share, in privately negotiated transactions entered into concurrently with the pricing of the offering effected with or through one of the initial purchasers or its affiliate; and (iii) the remainder for additional repurchases of shares of Zoetis’ common stock after the offering, which the Company expects to complete by no later than the first quarter of 2026.

If the initial purchasers exercise their option to purchase additional Notes, Zoetis expects to use a portion of the net proceeds from the sale of the additional Notes to enter into additional capped call transactions, and to use the remainder of such net proceeds for additional repurchases of common stock following the date of the offering. All share repurchases will be conducted pursuant to the Company’s existing $6 billion share repurchase program, may be made on the open market or in privately negotiated transactions and may be made pursuant to a Rule 10b5-1 plan or otherwise.

The Notes will be senior, unsecured obligations of Zoetis, will accrue interest payable semi-annually in arrears and will mature on June 15, 2029, unless earlier redeemed, repurchased or converted. Upon any conversion of the Notes, Zoetis will pay cash up to the aggregate principal amount of the Notes to be converted and pay or deliver, as the case may be, cash, shares of Zoetis’ common stock or a combination of cash and shares of Zoetis’ common stock, at Zoetis’ election, in respect of the remainder, if any, of Zoetis’ conversion obligation in excess of the aggregate principal amount of the Notes being converted.

The interest rate, the initial conversion rate and certain other terms of the Notes will be determined at the time of pricing of the offering.

In connection with the pricing of the Notes, Zoetis expects to enter into privately negotiated capped call transactions with one or more of the initial purchasers of the Notes or their respective affiliates and/or other financial institutions (the “option counterparties”). The capped call transactions will cover, subject to anti-dilution adjustments, the number of shares of Zoetis’ common stock initially underlying the Notes. The capped call transactions are expected generally to reduce potential dilution to Zoetis’ common stock upon any conversion of Notes and/or offset any cash payments Zoetis is required to make in excess of the principal amount of any converted Notes, as the case may be, with such reduction and/or offset subject to a cap.

Zoetis has been advised that the option counterparties or their respective affiliates, in connection with establishing their initial hedges of the capped call transactions, expect to purchase shares of Zoetis’ common stock and/or enter into various derivative transactions with respect to Zoetis’ common stock concurrently with or shortly after the pricing of the Notes. This activity could increase (or reduce the size of any decrease in) the market price of Zoetis’ common stock or the Notes at that time. In addition, the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to Zoetis’ common stock and/or purchasing or selling Zoetis’ common stock or other securities of Zoetis in secondary market transactions following the pricing of the Notes and prior to the maturity of the Notes (and are likely to do so (x) during any observation period related to a conversion of Notes or following any repurchase of Notes in connection with any “fundamental change” or “optional redemption” (each as defined in the indenture for the Notes) and (y) following any other repurchase of Notes if Zoetis elects to unwind a portion of the capped call transactions in connection with such repurchase). This activity could also cause or avoid an increase or decrease in the market price of Zoetis’ common stock or the Notes, which could affect the ability of noteholders to convert the Notes and, to the extent the activity occurs during any observation period related to a conversion of Notes, it could affect the amount and value of the consideration that noteholders will receive upon conversion of the Notes.

In addition, the concurrent repurchases of shares of Zoetis’ common stock described above may result in Zoetis’ common stock trading at prices that are higher than would be the case in the absence of these repurchases, which may result in a higher initial conversion price for the Notes.

Neither the Notes nor the shares of Zoetis’ common stock potentially issuable upon conversion of the Notes, if any, have been, or will be, registered under the Securities Act, the securities laws of any other jurisdiction or any state securities laws and, unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws. The Notes will be offered and sold only to persons reasonably believed to be qualified institutional buyers in the United States pursuant to Rule 144A under the Securities Act. This news release is for informational purposes only and does not constitute an offer to sell, or a solicitation of an offer to buy, the Notes, nor shall there be any sale of the Notes in any state or jurisdiction in which such offer, solicitation or sale is unlawful. No assurance can be made that the offering will be consummated on its proposed terms or at all.

About Zoetis

As the world’s leading animal health company, Zoetis is driven by a singular purpose: to nurture our world and humankind by advancing care for animals. After innovating ways to predict, prevent, detect, and treat animal illness for more than 70 years, Zoetis continues to stand by those raising and caring for animals worldwide – from veterinarians and pet owners to livestock producers. The company’s leading portfolio and pipeline of medicines, vaccines, diagnostics and technologies make a difference in over 100 countries.

DISCLOSURE NOTICES

Forward-Looking Statements:

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.

These forward-looking statements include, but are not limited to, statements regarding the anticipated terms of the Notes, the completion, timing and size of the offering and capped call transactions, the anticipated effects of entering into the capped call transactions, the intended use of the net proceeds from the offering, any repurchases of common stock, including any impact to the common stock’s trading prices, and other future events. These statements are not guarantees of future performance or actions and important factors (many of which are beyond the Company’s control) could cause actual results to differ materially from those set forth in the forward looking statements, including risks and uncertainties associated with market conditions, including market interest rates, the trading price and volatility of Zoetis’ common stock, and risks relating to the offering, the Company’s business and operations and results of financing efforts. Forward-looking statements are subject to risks and uncertainties. If one or more of these risks or uncertainties materialize, or if management’s underlying assumptions prove to be incorrect, actual results may differ materially from those contemplated by a forward-looking statement. Forward-looking statements speak only as of the date on which they are made. Zoetis expressly disclaims any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. A further list and description of risks, uncertainties and other matters can be found in Zoetis’ most recent Annual Report on Form 10-K, including in the sections thereof captioned “Forward-Looking Statements and Factors That May Affect Future Results” and “Item 1A. Risk Factors,” in Zoetis’ Quarterly Reports on Form 10-Q, in Zoetis’ Current Reports on Form 8-K and in other documents on file with the U.S. Securities and Exchange Commission.

ZTS-COR

ZTS-IR

ZTS-FIN

Media Contacts:

Jennifer Albano

1-862-399-0810 (o)

jennifer.albano@zoetis.com

Laura Panza

1-973-975-5176 (o)

laura.panza@zoetis.com

Investor Contacts:

Steve Frank

1-973-822-7141 (o)

steve.frank@zoetis.com

Nick Soonthornchai

1-973-443-2792 (o)

nick.soonthornchai@zoetis.com

Source: Zoetis Inc.